UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 30, 2021

Evolve Transition Infrastructure LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1360 Post Oak Blvd, Suite 2400
Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01Regulation FD Disclosure.

Catarina Midstream, LLC (“Catarina Midstream”), a wholly-owned subsidiary of Evolve Transition Infrastructure LP (together with Catarina Midstream, “Evolve”), is a party to that certain Firm Gathering and Processing Agreement, effective as of October 14, 2015, by and between Catarina Midstream and SN Catarina, LLC (“SN Catarina”), a wholly-owned subsidiary of Mesquite Energy, Inc. (together with SN Catarina, “Mesquite”) (as amended by Amendment No. 1 thereto, effective as of April 1, 2017, the “Gathering Agreement”).

As previously disclosed, on June 24, 2021, Evolve increased the tariff rate for interruptible throughput volumes (the “Increased Rate”) from the undedicated eastern portion of the acreage position of Mesquite in Dimmit, La Salle and Webb counties, Texas (“Eastern Catarina”). Notwithstanding the Increased Rate, Mesquite short-paid the invoice for July 2021 production and elected to pay the tariff rate in effect prior the June 24, 2021 increase.  Evolve has been in discussions with Mesquite in an attempt to reach a commercial resolution for Eastern Catarina but the parties have not been able to reach a commercial resolution.

On August 30, 2021, Evolve filed for arbitration against Mesquite under the Non-Administered Arbitration Rules of the International Institute for Conflict Prevention and Resolution alleging breach of the Gathering Agreement and seeking a declaration confirming Evolve’s ability to set the tariff rate for interruptible volumes from Eastern Catarina.

The information included in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLVE TRANSITION INFRASTRUCTURE LP
By: Evolve Transition Infrastructure GP LLC, its general partner

Date: August 30, 2021	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Secretary